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                                                                   Exhibit 10.18
                            SUBSCRIPTION AGREEMENT


                        NOBEL EDUCATION DYNAMICS, INC.
                       1,000,000 Shares of Common Stock
                           $.001 Par Value Per Share



Nobel Education Dynamics, Inc.
Rose Tree Corporate Center, II
1400 North Providence Road
Suite 3055
Media, PA  19063

Ladies and Gentlemen:

          You have informed the undersigned (individually and collectively, the "Purchaser") that Nobel Education Dynamics, Inc., a Delaware corporation (the "Company") is making a private placement of 1,000,000 shares of its Common Stock, $.001 par value per share (the "Shares"), at $12.00 per share.

          You have further advised the undersigned that (i) the Shares are being offered and sold on a "best efforts" basis through Gilder, Gagnon, Howe & Co., 1775 Broadway, New York, New York (the "Agent"); (ii) the proceeds of the offering, after expenses, will be used by the Company as set forth under "Use of Proceeds" in the Company's Summary Offering Memorandum, dated February 15, 1996 (the "Memorandum"), (iii) the Shares are being offered by the Company subject to prior subscription, and (iv) none of the Shares will be sold in the Offering unless all of the Shares are sold in the Offering.

          I/we understand that the Purchaser's rights and responsibilities as a Purchaser will be governed by the terms of this Subscription Agreement. I/we understand that the Company will rely on the following information to confirm that the Purchaser is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

         SHARES WILL BE OFFERED AND SOLD ONLY TO ACCREDITED INVESTORS.

          This Subscription Agreement is one of a number of such subscriptions for the Shares. By signing this Subscription Agreement, the Purchaser hereby (i) offers to purchase from the Company the number of Shares set forth on page 7 hereof on the terms specified herein and, (ii) if and to the extent this Subscription Agreement is accepted by the Company, authorizes the Agent to debit my account with the Agent, for payment to the Company, at the Closing (as defined in the Memorandum) for an aggregate cash amount equal to $12.00 multiplied by the number of Shares for which this Subscription Agreement is accepted by the Company. The Purchaser understands that the Company reserves the right, in its complete discretion, to reject the offer of the Purchaser made hereby in whole or in part. If this offer is accepted, in whole or in part, the Company will execute a copy of this Subscription Agreement and return it to the Agent.

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1.     Accredited Investor.  The Purchaser is an Accredited Investor because the
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       Purchaser falls within one of the following categories:  (please check the appropriate category)

       ___ $1,000,000 Net Worth. A natural person whose individual net worth or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000.

       ___ $200,000/$300,000 Income. A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with such person's spouse in excess of $300,000 in each of the two most recent years and who reasonably expects to attain the same individual or joint levels of income in the current year.

       ___ Corporation. A corporation not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000.

       ___ All Equity Owners In Entity Are Accredited. An entity (i.e. corporation, partnership, trust, IRA, etc.) in which all of the equity owners are Accredited Investors as defined herein.

2.     Representations and Warranties.  The Purchaser represents and warrants to
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       the Company that:

       (a) I/we (i) have adequate means of providing for my/our current needs and possible contingencies, and have no need for liquidity of my/our proposed investment in the Shares, (ii) can bear the economic risk of losing the entire amount of my/our proposed investment in the Shares, and (iii) together with my financial advisors, have such knowledge and experience that I/we am capable of evaluating the relative risks and merits of this investment.

       (b) The Purchaser is a resident of the state set forth on the signature page hereto and the Purchaser has no present intention of becoming a resident of any other state or jurisdiction.

       (c) The Purchaser has not utilized the services of a "Purchaser Representative" as defined in Regulation D promulgated under the Securities Act.

       (d) The Purchaser acknowledges the receipt of, and is familiar with, the Memorandum, the Company's Annual Report on Form 10-K for the year ended December 31, 1994, the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1995, June 30, 1995, and September 30, 1995, the Company's Reports on Form 8-K, and amendments thereto, dated February 3, 1995, March 27, 1995, May 11, 1995, August 1, 1995, June 23, 1995, September 11, 1995, November 3,
            1995 and November 15, 1995, and the Company's Proxy Statement, dated August 22, 1995, for its 1995 Annual Meeting of Shareholders.

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       (e)  The Purchaser understands the risks implicit in the Purchaser's proposed investment in the Shares and in the Company's business.

       (f) Other than as set forth in this Subscription Agreement, the Memorandum and the attachments thereto, no person or entity has made any representation or warranty to the Purchaser whatsoever with respect to any matter or thing concerning the Company and the Offering.

       (g) I/we understand that the Shares have not been registered under the Securities Act, nor have they been registered pursuant to the provisions of the securities or other laws of applicable jurisdictions and may only be resold pursuant to an effective registration statement or in a transaction which is exempt from registration.

       (h) The Shares which I/we offer to purchase hereby are being acquired solely for the Purchaser's own account, for investment and are not being purchased with a view to or for their resale or distribution. The Company will have no obligation to recognize the ownership, beneficial or otherwise, of the Shares purchased by the Purchaser by anyone but the Purchaser.

       (i)  The Purchaser is aware of the following:

          (i) the Shares are a speculative investment which involve a high degree of risk; and

          (ii) The Shares are not readily transferable; it may not be possible for me to liquidate my investment in the Shares when I/we wish to do so.

       The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of the Closing and shall survive thereafter. If, in any respect, such representations and warranties are not true and accurate prior to the date of the Closing, the Purchaser will give written notice of that fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

3.     Transferability.  I/we understand that I/we may sell or otherwise
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       transfer the Shares purchased hereunder only if the transaction in which they are to be sold is registered or exempt from registration under the Securities Act (as set forth in a favorable opinion of counsel to the Company to the effect that such sale or other transfer may be made in the absence of registration under the Securities Act). Any certificates or other documents representing my Shares will contain a restrictive legend reflecting this restriction, and stop transfer instructions will apply to my Shares. Section 6 sets forth the Company's obligation to effect a registration for the sale of the Shares upon the terms and conditions therein set forth.

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4.     Termination of Agreement.  If this subscription is rejected, in whole or
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       in any part, by the Company, then this Subscription Agreement, or with respect to those Shares so rejected if rejected in part, shall be null
       and void and   of no further force and effect, no party shall have any
       rights against any other party hereunder (or, if rejected in part, with respect to the rejected portion), and the Agent's authority to debit my account with respect to this Subscription, or any portion thereof so rejected, shall terminate. In the event that this Agreement is accepted, in whole or in part, by the Company and the Closing is not held by the date provided for in the Memorandum, this Agreement shall terminate and have no further force or effect.

5.     Revocation.  I/we will not cancel, terminate or revoke this Subscription
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       Agreement or any agreement made by me hereunder and this Subscription
       Agreement will survive my death or disability and be binding upon my successors, assigns and heirs.


6.     Registration of Nobel Shares.
       ----------------------------

       (a)   Registration Statement.  Within ninety (90) days following the
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             earlier of (i) the completion by the Company of the transaction described in the Memorandum under "Recent Developments - Possible Acquisition", and (ii) termination by the Company of negotiations with respect thereto, the Company shall prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement of Form S-3 (the "Registration Statement") under the Securities Act to permit the offer and sale of the Shares by the Purchaser from time to time through the facilities of the National Association of Securities Dealers Automated Quotation System at market prices current at the time of sale exclusively in "brokers' transactions" or in transactions directly with a "market maker," as defined in paragraphs (f) and (g) of Rule 144 under the 1933 Act. The Company shall use reasonable best efforts to cause the Registration Statement to be declared effective promptly and, except as set forth below, to remain effective under the Securities Act for a period equal to the shorter of (i) twenty-four months, and (ii) the date on which the Shares first become eligible for sale under Rule 144 under the Securities Act under circumstances in which the Purchaser is not required to aggregate his/her/their sales with other clients of the Agent under paragraph (e)(3)(vi) of Rule 144 solely by reason of the common utilization of the same broker-dealer. The Company will prepare and file with the SEC any amendments or post-effective amendments as may be necessary to keep the Registration Statement effective under the Securities Act during the period described in the prior sentence. As used in the second sentence of this Section 6(a), the term "reasonable best efforts" does not include the withdrawal of a delaying amendment by the Company at a time when comments on the registration statement, if any, made by the Staff of the SEC, remain unresolved to the satisfaction of the Staff of the SEC. The Company will promptly notify the

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             Purchaser in writing of the date on which the Registration
             Statement is declared effective. Notwithstanding the foregoing, the Company shall not be obligated to keep the Registration Statement or any prospectus included therein (the "Prospectus") current during any period (A) of up to 120 days per calendar year if the Company's chief executive officer advises the Purchaser that he has determined in good faith that in order to keep the Registration Statement or Prospectus current the Company would be required to disclose information which is not otherwise required to be disclosed and which the Company has a bona fide business purpose
                                                   ---- ----
             for keeping confidential or would require the disclosure of financial information of a business acquired or to be acquired which is unavailable pending completion of an audit, or (B) when financial statements do not satisfy the requirements of the last sentence of paragraph (b) of Rule 3-12 of Regulation S-X (or any successor rule) to the extent, and only to the extent, that the SEC interprets such sentence as being applicable to the continued effectiveness of the Registration Statement, provided the Company uses reasonable efforts to satisfy such requirements as soon as possible. For purposes of this Agreement, the "Effectiveness Period" shall be the period during which the Prospectus is kept current pursuant to the provisions of this Section 6(a).

       (b)   Copies of Documents.  During the Effectiveness Period, the
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             Company shall furnish to the Purchaser such number of copies of the
             Registration Statement, the Prospectus (including each preliminary Prospectus) and any amendments and supplements thereto and any documents incorporated by reference in the Registration Statement as the Purchasers shall reasonably request.

       (c)   Blue Sky Compliance.  The Company shall use reasonable efforts to
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             register or qualify or cooperate with the Purchasers in connection with the notification, coordination, registration or qualification (or use reasonable efforts to obtain exemption from such registration or qualification) of the Shares under the securities or blue sky laws of Connecticut, New York and New Jersey, and do any and all other acts and things which may be reasonably necessary to enable the Purchaser to consummate the disposition of the Shares in such jurisdictions during the Effectiveness Period; provided, that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified, to subject itself to taxation in any jurisdiction where it has not theretofore done so or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject.

       (d)   Notification.  During the Effectiveness Period, the Company shall
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             notify the Purchaser promptly (i) of any request by the SEC for amendments or supplements to the Registration Statement or a Prospectus or for additional information relating thereto, (ii)

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             of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the registration, qualification or exemption from registration or qualification of any of the Shares covered by the Registration Statement for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (iv) of the happening of any event which makes any statement made in the Registration Statement or in the Prospectus or any document incorporated therein by reference, or deemed to be incorporated therein by reference, untrue in any material respect or which requires the making of any changes in the Registration Statement or the Prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (v) the effective date of any firm commitment underwriting by the Company. The Purchaser hereby agrees not to make sales pursuant to the Registration Statement (A) after any notice received under clauses (i)-(iv), above, until the Purchaser has received a notice that such period is no longer in effect, and
             (B) during the ninety (90) day period following any notice contemplated by clause (v), above.

       (e)   Obligations of the Purchaser.  Prior to the filing of the
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             Registration Statement, the Purchaser shall enter into such further agreements and understandings as the Company shall reasonably require to assure compliance under the securities laws. The Purchaser shall cooperate with the Company in the fulfillment by the Company of its obligations under this Section 6.

       (f)   Expenses.  The Company shall bear all expenses incident to Buyer's
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             performance of or compliance with this Section 6, including all registration and filing fees and expenses of compliance with securities or blue sky laws, including without limitation reasonable fees and disbursements of counsel in connection with blue sky qualifications, rating agency fees, printing expenses, messenger and delivery expenses, internal expenses, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which such securities are required to be listed (if any), fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit conducted at the Company's option or "cold comfort" letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), and the reasonable fees and expenses of any special experts retained by the Company. Notwithstanding the foregoing, the Company shall not be required to bear the expenses of any underwriting discounts or commissions or brokerage

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             commissions attributable to the sale of the Shares or any out-of-
             pocket expenses of the Purchaser, including travel costs and the costs of any counsel or any other advisers engaged by the Purchaser to represent or advise him, her or them in connection with the transactions contemplated by this Section 6.

7.     Miscellaneous.
       -------------

       (a) This Subscription Agreement shall be governed by and construed in accordance with the substantive law of the Commonwealth of Pennsylvania.

       (b) This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

       (c) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, sent by recognized commercial courier or air delivery service (such as FedEx), or sent by telecopier, addressed as follows: (i) if to the Company at its address set forth on the first page hereto, (ii) if to the Purchaser, c/o of Agent at the Agent's principal place of business in New York, New York, or (iii) in any case, to such other address or addresses or either the Company or the Purchaser shall have furnished to the other in accordance with the provisions of this paragraph.

       (d) The Purchaser hereby irrevocably appoints the Agent as its attorney-in-fact to (i) waive rights of the Purchaser under Section 6 hereof, (ii) consent to actions of the Company, or extensions of time for the Company, under Section 6 hereof to the extent any such consent may be required thereunder or otherwise, and (iii) enter into, on behalf of the Purchaser, amendments to the Company's or the Purchaser's rights or obligations under Section 6 hereof.

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8.     Registration and Ownership.  Set forth below is the total number of
       --------------------------
       Shares which the Purchaser offers to purchase hereby, the aggregate purchase price thereof. Please register any Shares sold hereunder in the name of Gilder, Gagnon, Howe & Co. or such nominee name as they shall designate.

       TOTAL NUMBER OF SHARES OFFERED TO BE PURCHASED:__________________________


       RESIDENCE ADDRESS:_______________________________________________________
                         (Street Address)


           _____________________________________________________________________
                        (City, State and Zip code)


9.     Date and Signatures.  (each co-owner or joint owner must sign)
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       Dated           __, 1996


       _______________  ________________________________________________________
          (Signature)                 (Printed Name)


       _______________  ________________________________________________________
          (Signature)                 (Printed Name)


ACCEPTED:

IN FULL: ________________

AS TO ______________SHARES

NOBEL EDUCATION DYNAMICS, INC.


By:     _______________

Its:    _______________

Dated:           __, 1996

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